UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2005

                        Franklin Street Properties Corp.
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               (Exact Name of Registrant as Specified in Charter)

         Maryland                    0-32615                  04-3578653
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  (State or Other Juris-           (Commission               (IRS Employer
 diction of Incorporation          File Number)           Identification No.)

    401 Edgewater Place, Suite 200,
        Wakefield, Massachusetts                       01880-6210
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(Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (781) 557-1300


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         (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On March 31, 2005, Franklin Street Properties Corp. ("FSP Corp.") appointed John G. Demeritt, age 45, as FSP Corp.'s Chief Financial Officer. Mr. Demeritt will continue to serve as FSP Corp.'s principal accounting officer and will now also serve as FSP Corp.'s principal financial officer. Ms. Barbara Fournier remains the Vice President, Chief Operating Officer, Treasurer and Secretary of FSP Corp., but will no longer serve as FSP Corp.'s principal financial officer. FSP Corp. does not have an employment agreement with any of its executive officers, including Mr. Demeritt.

      Mr. Demeritt served as Senior Vice President/Finance of FSP Corp. since September 2004. Before joining FSP Corp., Mr. Demeritt was a Manager with Vitale Caturano & Company, Ltd., an independent accounting firm where he focused on Sarbanes Oxley compliance. Previously, from March 2002 to March 2004 he provided consulting services to public and private companies where he focused on SEC filings, evaluation of business processes and acquisition integration. During 2001 and 2002 he was Vice President of Financial Planning & Analysis at Cabot Industrial Trust, a publicly traded real estate investment trust, which was acquired by CalWest in December 2001. From October 1995 to December 2000 he was Controller and Officer of The Meditrust Companies (now known as the La Quinta Companies), where he was involved with a number of merger and financing transactions. Mr. Demeritt is a Certified Public Accountant and holds a Bachelor of Science degree from Babson College.

      There are no familial relationships between Mr. Demeritt and any director, executive officer or person nominated or chosen by FSP Corp. to become a director or executive officer of FSP Corp., nor does Mr. Demeritt hold any directorships with any other public companies or real estate investment trusts. Additionally, there have been no transactions since January 1, 2005 in which Mr. Demeritt, or his immediate family members, had or will have a direct or indirect material interest. Neither Mr. Demeritt nor his immediate family members own any shares of FSP Corp. common stock or any shares of preferred stock of a real estate investment trust sponsored by FSP Corp.


Item 9.01.  Financial Statements and Exhibits

      (c)   Exhibits

            None.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FRANKLIN STREET PROPERTIES CORP.

Date:  March 31, 2005                    By:  /s/ George J. Carter
                                              ---------------------------------
                                              President and Chief Executive
                                              Officer